UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 11, 2022

MONDELĒZ INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Virginia	1-16483	52-2284372
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

905 West Fulton Market, Suite 200, Chicago, Illinois 60607

(Address of principal executive offices, including zip code)

(847) 943-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Class A Common Stock, no par value	MDLZ	The Nasdaq Global Select Market
1.625% Notes due 2027	MDLZ27	The Nasdaq Stock Market LLC
0.250% Notes due 2028	MDLZ28	The Nasdaq Stock Market LLC
0.750% Notes due 2033	MDLZ33	The Nasdaq Stock Market LLC
2.375% Notes due 2035	MDLZ35	The Nasdaq Stock Market LLC
4.500% Notes due 2035	MDLZ35A	The Nasdaq Stock Market LLC
1.375% Notes due 2041	MDLZ41	The Nasdaq Stock Market LLC
3.875% Notes due 2045	MDLZ45	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.	Regulation FD Disclosure.

Mondelēz International, Inc. and subsidiaries (collectively, “we,” “our” or “Mondelēz International”) are furnishing this current report to provide supplemental non-GAAP financial information related to the retrospective impact of (1) our sale of Keurig Dr Pepper Inc. (“KDP”) shares on August 2, 2021, and (2) our sale of MaxFoods Pty Ltd (“MaxFoods”), an Australian packaged seafood business on November 1, 2021.

Due to our reporting of KDP’s results on a one-quarter lag basis, the impact of the sale of the KDP shares will affect our non-GAAP financial results beginning with our fourth quarter ended December 31, 2021. Consistent with our definitions of our non-GAAP financial measures, we will reflect the partial sale of our equity method investment in KDP as well as the sale of MaxFoods as divestitures. These changes will result in the recasting of our historical non-GAAP financial results and provides additional information to facilitate comparisons of historical operating results, identify trends in our underlying operating results, and provide additional insight and transparency on how we evaluate our business.

Change to our Historical Non-GAAP Financial Results in Connection with our Sale of KDP Shares

As previously disclosed in our Quarterly Report on Form 10-Q for the three months ended September 30, 2021, we sold approximately 14.7 million shares of KDP on August 2, 2021, which reduced our ownership interest by 1.0% to 5.3% of the total outstanding shares. We received $500 million of proceeds and recorded a pre-tax gain of $248 million (or $189 million after tax) during the third quarter of 2021.

We consider the 1.0% ownership reduction resulting from this sale of shares a partial sale of our equity method investment in KDP. Consistent with our definitions of our non-GAAP financial measures, we consider this sale to be a divestiture. Due to our reporting of KDP’s results on a one-quarter lag basis, the impact of the sale of these shares will affect our non-GAAP financial results beginning with the fourth quarter ended December 31, 2021. Therefore, we will remove the equity method investment net earnings results related to this partial sale of our equity method investment in KDP from our non-GAAP financial results for Adjusted EPS for all historical periods presented. Our U.S. GAAP results, which include our historical equity method investment net earnings from KDP, will not change from what was previously reported.

Change to our Historical Non-GAAP Financial Results in Connection with our Sale of MaxFoods

On November 1, 2021, we completed the sale of MaxFoods, an Australian packaged foods business that we had recently acquired as part of our April 1, 2021 acquisition of Gourmet Foods Holdings Pty Ltd. As a result of this divestiture, consistent with the definitions of our non-GAAP financial measures, we will remove the results of this operation from our non-GAAP financial results for Adjusted Gross Profit, Adjusted Operating Income and Adjusted EPS for the second and third quarters of 2021 only, as these are the only quarters’ results impacted by this divestiture. Our non-GAAP financial measure for Organic Net Revenue for these periods will not change, as the net revenue from this business was previously included as net revenue from acquisitions which is already excluded from our Organic Net Revenue financial measure. Our U.S. GAAP results, which include the results of the divested operation through the divestiture closing date noted above, will not change from what was previously reported.

Recast Amounts Reflecting Changes in Historical Non-GAAP Results

See the summary chart below and Exhibit 99.1 for the unaudited GAAP and recast non-GAAP financial information for the first three quarters of 2021, all quarters of 2020 and 2019, the first nine months of 2021 and the years ended December 31, 2020 and 2019. This supplemental disclosure does not amend any disclosure contained in any of our prior SEC filings.

Mondelēz International, Inc. and Subsidiaries

Recast Amounts Reflecting Change Due to Divestiture

(in millions of U.S. dollars, except per share data)

(Unaudited)

	2019 FY	2020 FY	2021 Sep YTD	2019				2020				2021
				Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3
Reported (GAAP)
Gross Profit	$10,337	$10,446	$8,421	$2,593	$2,469	$2,516	$2,759	$2,451	$2,331	$2,792	$2,872	$2,966	$2,631	$2,824
Operating Income	3,843	3,853	3,449	1,036	1,025	876	906	856	713	1,135	1,149	1,283	872	1,294
Equity method investment net earnings	501	421	290	166	109	114	112	121	106	84	110	78	107	105
Provision for income taxes	2	1,224	952	189	216	(633)	230	148	341	391	344	212	398	342
Net earnings attributable to Mondelēz International	3,929	3,555	3,297	967	803	1,426	733	736	544	1,119	1,156	961	1,078	1,258
Diluted earnings per share attributable to Mondelēz International	$2.69	$2.47	$2.33	$0.66	$0.55	$0.98	$0.50	$0.51	$0.38	$0.78	$0.80	$0.68	$0.76	$0.89

Adjusted (Non-GAAP) - As Recast
Gross Profit	$10,333	$10,521	$8,261	$2,591	$2,452	$2,525	$2,765	$2,656	$2,347	$2,659	$2,859	$2,866	$2,648	$2,747
Operating Income	4,264	4,401	3,600	1,090	1,008	1,065	1,101	1,106	942	1,165	1,188	1,292	1,075	1,233
Equity method investment net earnings	354	384	318	96	84	86	88	96	101	90	97	121	102	95
Provision for income taxes	839	878	760	198	201	163	277	194	125	279	280	250	233	277
Net earnings attributable to Mondelēz International	3,492	3,694	3,054	919	806	908	859	949	870	922	953	1,123	930	1,001
Diluted earnings per share attributable to Mondelēz International	$2.40	$2.56	$2.16	$0.63	$0.55	$0.62	$0.59	$0.66	$0.60	$0.64	$0.66	$0.79	$0.66	$0.71

Numbers in bold represent our non-GAAP financial measures that were recast due to the items noted above. See GAAP to non-GAAP reconciliation schedules provided in Exhibit 99.1.

Financial Schedules

Exhibit 99.1 to this Form 8-K contains financial schedules that provide the reconciliations for our recast non-GAAP financial results for Adjusted Gross Profit and Adjusted Operating Income, due to the sale of MaxFoods, for the second quarter, third quarter and first nine months of 2021, and for Adjusted EPS, due to the partial sale of our equity method investment in KDP and the sale of Max Foods, for the first three quarters of 2021, all quarters of 2020 and 2019, the first nine months of 2021 and the years ended December 31, 2020 and 2019.

•	Schedule 1 provides reconciliations of the differences between reported Gross Profit and Operating Income (GAAP) and the recast Adjusted Gross Profit and Adjusted Operating Income (non-GAAP) measures.

•	Schedule 2 provides reconciliations of the differences between the reported Operating Income (GAAP) and the recast Adjusted Operating Income (non-GAAP) by reportable segment.

•

Schedule 3 provides reconciliations of the differences between the reported (GAAP) financial measures for Operating Income to Net Earnings Attributable to Mondelēz International and the recast Adjusted (non-GAAP) financial measures for these items. Equity method investment net earnings and provision for income taxes are components used to calculate net earnings and diluted earnings per share attributable to Mondelēz International.

•	Schedule 4 provides reconciliations between the reported Diluted EPS attributable to Mondelēz International (GAAP) and the recast Adjusted EPS (non-GAAP) for comparative periods.

Non-GAAP Financial Measures

We use non-GAAP financial information and believe it is useful to investors as it provides additional information to facilitate comparisons of historical operating results, identify trends in our underlying operating results, and provide additional insight and transparency on how we evaluate our business. For additional information regarding our non-GAAP financial measures, see Exhibit 99.2.

Item 9.01.	Financial Statements and Exhibits.

(d) The following exhibits are being furnished with this Current Report on Form 8-K.

99.1	Financial schedules – Unaudited GAAP and Non-GAAP Financial Information.

99.2	Non-GAAP Financial Measures – Additional Information.

104	The cover page from Mondelēz International, Inc.’s Current Report on Form 8-K, formatted in Inline XBRL (included as Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONDELĒZ INTERNATIONAL, INC.

By:	/s/ Luca Zaramella
Name:	Luca Zaramella
Title:	Executive Vice President and Chief Financial Officer

Date: January 11, 2022